UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):   January 26, 2007

                             Del Laboratories, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

          Delaware                       1-5439                 13-1953103
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      (State or Other                  (Commission           (IRS Employer
Jurisdiction of Incorporation)          File Number)      Identification No.)

726 Reckson Plaza, Uniondale, New York                               11556
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         (Address of Principal Executive Offices)                 (Zip Code)

Registrant's telephone number, including area code:   (516) 844-2020


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01         OTHER EVENTS

Del Laboratories, Inc. ("Del" or the "Company") has amended the Del Laboratories, Inc. Employees Pension Plan (the "Pension Plan"), a defined benefit plan and has redesigned its 401(k) savings plan, effective April 1, 2007. The Company believes these changes will help address the volatility of the defined benefit plan expenses by providing Del with the more predictable cost structure of a defined contribution plan and will also provide employees with a retirement program more in line with current trends. The changes include:

(a) The amendment of the Pension Plan effective April 1, 2007 (the "Effective Date") which closes the Pension Plan to new employees and discontinues the accrual of future benefits to current employees after the Effective Date. All retirement benefits that employees will have earned as of the Effective Date will be fully preserved. Employees' ongoing service with Del will continue to be credited for vesting purposes.

(b) The redesigning of the Company's 401(k) savings plan, effective on the Effective Date, including the following material changes: (i) automatic enrollment for all eligible employees; (ii) Company matching contributions of 100% of an employee's contributions up to 3% of pay, and 50% of the next 2% contributed; and (iii) an additional automatic Company contribution of 3% of pay for employees who, as of the Effective Date, were at least 50 years of age and had 10 or more years of vesting service.

The amendment to the Pension Plan will result in a curtailment of the plan. The Company anticipates recording a one-time pre-tax benefit of approximately $5.0 million to $6.0 million in the first quarter of 2007.



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                DEL LABORATORIES, INC.
                                                BY: /S/ JOSEPH SINICROPI
                                                ------------------------
                                                Joseph Sinicropi
                                                Executive Vice President
                                                and Chief Financial Officer

       Date:  January 26, 2007